UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2009

(Exact name of registrant as specified in its charter)

Florida	000-33351	65-1147861
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

            1301 SE Port St. Lucie Boulevard, Florida                                                                                                                         34952
                                (Address of principal executive offices)                                                                                                                               (Zip Code)

Registrant’s telephone number, including area code: (772) 398-1388

                                                                                                                                                            N/A
        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 2, 2009, FPB Bancorp, Inc. issued a press release announcing commencement of a public offering of units, each consisting of four shares of common stock and a warrant to purchase one share of common stock. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report.

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  FPB BANCORP, INC.
                (Registrant)

                Date: December 2, 2009

                          /s/ Nancy E. Aumack
                                                                           Nancy E. Aumack
                                                                                   Chief Financial Officer